Date:   June 1, 1995

                          VISTA TECHNOLOGIES INC.
                      12% Convertible Promissory Note

  Secured by Majority of the Capital Stock of Vista Vision Scandinavia AB

                             Due June 15, 1998

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE UNITED STATES TRUST INDENTURE ACT OF 1939, AS AMENDED (THE "ACTS") IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION S OF THE SECURITIES ACT OF 1933. ACCORDINGLY, NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACTS UNLESS THE ISSUER HAS RECEIVED A SATISFACTORY OPINION OF COUNSEL THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE ACTS.


  VISTA TECHNOLOGIES INC., a Nevada corporation (herein called the
"Company"), for value received, hereby promises to pay to G. LENNART PERLHAGEN (the "Payee"), or order, at the offices of Vista Vision Scandinavia AB, c/o Clemens Wallens Ostlund Advokater AB, Vasterlanggatan 27, 111 29 Stockholm, Sweden, on the 15th June, 1998 (the "Maturity Date") the principal sum of ONE HUNDRED SEVENTY-SEVEN THOUSAND SEVEN HUNDRED SEVENTY-SEVEN DOLLARS ($177,777.00) in United States funds, together with interest on the unpaid
principal amount of this Note from the date hereof.   Interest on this Note
shall be payable at the rate of twelve percent (12%) per annum, interest payable semi-annually in arrears on December 31, 1995 and on each June 30 and December 31 thereafter until this Note is paid in full; interest shall also be payable on the date of any payment of principal on this Note, whether at the Maturity Date or at an earlier date fixed for optional redemption upon notice by the Company.

  1.    NOTES.   This Note is one of a duly authorized issue of 12%
Convertible Notes (herein called the "Notes") made by the Company in an aggregate principal amount of $277,777, United States funds, issued by the
Company in a private placement offering of securities in 1995.   All of the
Notes are issuable and assignable substantially in the form of this Note only to investors who are not United States persons as defined in Rule 902(o) of Regulation S promulgated under the United States Securities Act of 1933.

  2.    COLLATERAL SECURITY; ROYALTY AGREEMENT; LIMITED RECOURSE.

  2.1. COLLATERAL SECURITY. The obligations of the Company under this Note are secured by the pledge of a majority, i.e. 51%, of the issued and outstanding share capital in VISTA VISION SCANDINAVIA AB, a company organized under the laws of Sweden (herein called "VVScandinavia") as collateral security for the Notes (the "Collateral"), which shares of Collateral are owned by CONVISTA VISION BV, a wholly-owned subsidiary of the Company organized under the laws of The Netherlands. Upon issuance and delivery of the Notes, the Company shall promptly cause ConVista Vision BV to (i) furnish evidence of its corporate authority to pledge the Collateral as security for the repayment of the Notes in the event any Event of Default hereunder shall occur and remain uncured, and (ii) to deposit share certificates representing the Collateral duly endorsed for transfer with an escrow agent for the benefit of the holders of record of the Notes. Until notice to the contrary is provided in writing to holders of record of the

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Notes, the escrow holder shall be Clemens Wallens Ostlund Advokater AB,
Vasterlanggatan 27, 111 29 Stockholm, Sweden.

  2.2   INTERCOMPANY CONDITIONAL SHAREHOLDER CONTRIBUTION AND ROYALTY
AGREEMENT.   The record holder of this Note, by his or her acceptance hereof, acknowledges that the original proceeds of the Notes, when issued and sold, are to be advanced by the Company or its subsidiaries as a conditional shareholder contribution to VVScandinavia for the purpose of providing for the payment of obligations to Semera A.B. incurred in connection with the purchase of assets of the Klara Clinic in June 1994. In consideration of the original proceeds of the Notes being advanced as a conditional shareholder contribution by the Company to VVScandinavia, the Company shall promptly cause VVScandinavia to execute and deliver to the Company for the benefit of the holders of record of the Notes a Royalty Agreement as provided by the original subscription agreements for the notes ("Royalty Agreement").

  3.    OPTIONAL REDEMPTION.    The Company, at its option and upon not
less than thirty (30) nor more than sixty (60) days prior written notice to the holder of record of this Note (which notice may be waived in writing by the registered holder), may at any time after June 15, 1996 call for prepayment redemption and prepay all or any portion of the principal of this Note at the time outstanding (except to the extent this Note has been converted into the Company's common stock in accordance with Section 4 of this
Note), in each case at the following redemption price: if called for redemption and prepaid prior to the Maturity Date, at one hundred and ten percent (110%) of the principal amount so being prepaid plus all unpaid interest accrued on the principal amount so prepaid to the date fixed for
prepayment.   By its acceptance of this Note, the holder of this Note
covenants and agrees that upon any partial prepayment of this Note, and upon the request of the Company, this Note shall be made available to the Company for notation hereon of the payment of the portion of the principal so prepaid, in which case the Company shall make such notation and return this Note to or on the order of the holder of this Note.

  4.    CONVERSION RIGHTS.

  4.1. CERTAIN DEFINITIONS. The following terms used in this Note shall be defined as follows:

  "Company Common Stock" shall mean the common stock of the Company as such common stock was constituted on May 31, 1995, and as the same shall be constituted thereafter including appropriate and equitable adjustment for any capital reorganization or reclassification thereof.

  "Conversion Price" shall mean, subject to possible adjustment in accordance with the provisions of Section 4.2 of this Note, the amount of ONE DOLLAR ($1.00) per share of Company Common Stock.

  4.2.  CERTAIN ADJUSTMENTS AND NOTICES RELATING TO THE CONVERSION PRICE
AND COMPANY COMMON STOCK.   The Conversion Price and number of shares of
Company Common Stock issuable upon conversion of this Note shall be subject to adjustment from time to time hereafter as follows:

        (A)   In case the Company at any time after May 31, 1995 shall
issue a stock dividend on its outstanding shares of Company Common Stock or shall subdivide or combine the outstanding shares of Company Common Stock into a greater or lesser number of shares, the Conversion Price and number of shares issuable upon conversion of the this Note shall be proportionately and equitably adjusted as if the holder of record of this Note had converted this
Note into Company Common Stock immediately prior to such event. Any such adjustment shall become effective at the close of business on the date that such stock dividend, subdivision or combination relating to the Company Common Stock shall become effective. For the purposes of such adjustment, the Conversion Price in effect immediately prior to such stock dividend, subdivision or combination shall forthwith be changed to a Conversion Price determined by:


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
(i) dividing the total number of shares of Company Common Stock outstanding immediately prior to the stock dividend, subdivision or combination, by an amount equal to the total number of shares of Company Common Stock outstanding immediately after such stock dividend, subdivision or combination; and

(ii) multiplying the result of clause (i) above by the actual Conversion Price in effect immediately prior to such stock dividend, subdivision or combination.

and the total of shares of Company Common Stock thereafter issuable and deliverable on conversion of the this Note shall be the number of shares obtained by applying the Conversion Price as so adjusted.

        (B) In case of any capital reorganization or any reclassification of the shares of Company Common Stock (other than as a result of a stock dividend, subdivision or combination, as aforesaid), or in case of any consolidation with or merger of Company into or with another corporation, or the sale, lease or other disposition of the properties of Company as an entirety or substantially as an entirety, then as a part of such reorganization, reclassification, consolidation, merger, sale, lease or other disposition, as the case may be, lawful provision shall be made so that the holder of this Note shall have the right thereafter to receive upon conversion thereof the kind and amount of shares of stock or other securities or property which such holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger, sale, lease or other disposition, such holder had held the number of shares of Company Common Stock which were then issuable upon the conversion of this Note. In any such case, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holders of record of this Note, to the end that the provisions set forth herein (including provisions with respect to adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of this Note.

        (C) Whenever the Conversion Price is adjusted, as herein pro-vided, the Company shall forthwith transmit to the registered holder of this Note a statement signed by the Secretary or the Treasurer of Company, stating the adjusted Conversion Price determined as herein provided. Such statement shall specify in detail the facts requiring such adjustment.

  4.3.  RIGHTS OF CONVERSION.

        (a) At any time up through the second business day prior to a date fixed for redemption of this Note, whether at its Maturity Date or by optional redemption in accordance with Section 3 above (unless Company shall default in payment due upon the redemption thereof), at the election of the holder of this Note and subject to the terms and conditions set forth herein, any and all of the principal and accrued and unpaid interest of this Note may be converted into fully paid and nonassessable shares of Company Common Stock at the Conversion Price then in effect (after taking into account any adjustment thereof as hereinabove set forth).

        (b) The value of this Note, for the purpose of determining the number of shares of Company Common Stock to be issued in accordance with any such conversion, shall be deemed to be principal amount tendered for conversion and any accrued and unpaid interest thereon to the date this Note is so tendered to Company for conversion hereunder; provided, however, that the Company at its option may elect to pay such accrued and unpaid interest in cash to the holder of this Note within two (2) business days after this Note is tendered for conversion in lieu of converting such interest obligation into shares of Company Common Stock.



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
        (c) In order to exercise this conversion privilege, the holder of this Note shall execute and deliver to the Company at its principal office in the State of Pennsylvania a duly executed notice of the holder's election to convert all or any portion of this Note into Company Common Stock. Such notice shall specify the principal amount of this Note to be so converted and shall also state the name or names (with addresses) in which the certificates for shares of Company Common Stock issuable on such conversion shall be issued.

        (d)   No certificates for fractional shares of Company Common
Stock shall be issued upon any such conversion of this Note, and in lieu thereof Company shall pay the holder the cash equivalent of such fractional share based upon the value of principal and/or accrued interest of this Note representing such fractional share.

        (e) So long as this Note shall remain outstanding, the Company covenants and agrees to reserve unissued, out of the authorized but unissued shares of Company Common Stock, that number of shares sufficient to provide for conversion of all the principal of this Note then outstanding for Company Common Stock as provided for herein.

  5.    INVESTMENT INTENT;  RESTRICTIONS ON TRANSFER.   The holder of this
Note, by his or her acceptance hereof, represents and warrants that this Note has been acquired by said holder for its own account for investment, and acknowledges that any proposed sale, assignment or transfer of this Note or any shares issuable upon conversion of this Note is prohibited unless such sale, assignment or transfer will not require the prior registration of this Note under the United States Securities Act of 1933, as amended, or the qualification of this Note under the United States Trust Indenture Act of 1939, as amended.

  6.    DEFAULT.   If one or more of the following events (herein called
"Events of Default") shall happen, that is to say:

(a) If default be made in the punctual payment of the principal of this Note as the same shall become due and payable at the Maturity Date in accordance with its terms, and such default shall continue for three (3) business days after the Company has received written notice of default from the holder of this Note; or

(b) If default be made in the punctual payment of the interest on of this Note as the same shall become due and payable in accordance with its terms, and such default shall continue for thirty (30) business days after the Company has received written notice of default from the holder of this Note; or

(c) If default (not covered by clauses (a) or (b) above) be made in the due observance or performance of any covenant, condition or agreement contained in any provision of this Note, and such default shall continue for forty-five (45) days after written notice thereof shall have been given to the Company by the holder of this Note; or

(d) If (i) any court of competent jurisdiction shall enter a decree or order not vacated or stayed within 30 days from the date of entry thereof (A) appointing a trustee or receiver of the Company or of any substantial part of the property of the Company, or (B) approving a petition for, or effecting, an arrangement in bankruptcy of, or a reorganization pursuant to any bankruptcy act of, the Company, or any other judicial modification or alteration of the rights of the holders of this Note or of other creditors of the Company, or (ii) the Company shall itself file any such petition or take or consent to any other action seeking any such judicial order or shall make an assignment for the



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
  benefit of its creditors or shall admit in writing its inability to pay its debts generally as they become due.

  6.1. RIGHT OF ACCELERATION. All of the unpaid principal and interest of this Note shall become immediately due and payable upon demand made by the holder of this Note if any one or more Events of Default shall occur and be continuing at the time of such demand.

  6.2.  COSTS OF COLLECTION.   The Company covenants that, if default be
made in any payment of the principal of or interest on this Note, the Company will pay the holder of this Note such further amount as shall be sufficient to cover the costs and expenses of collection, including without limitation reasonable attorneys' fees of such holder and all other costs incurred for court filings, witnesses, preparation, prosecution and enforcement of collection.

  7.    REGISTRATION OF COMMON STOCK.

  7.1. MANDATORY REGISTRATION. If shares of Common Stock issuable upon conversion of the principal amount of the Notes have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act") prior to December 31, 1995, then the registered holder of this Note shall have the right, at any time commencing on January 1, 1996 to demand in writing that the Company use its best efforts to register shares of Common Stock issuable upon conversion of this Note under the Securities Act. Upon receipt of a demand for registration hereunder, the Company within 45 days thereafter will file a registration statement under the Securities Act covering all shares issuable upon conversion of this Note covered by any such request, and will maintain the prospectus included in any registration statement which may be so filed current for a period of at least nine (9) months subsequent to the effective date of such registration statement. The obligations of the Company under this Section 7.1 shall be fully satisfied upon the effective date of the first such registration statement to which this Section 7.1 is applicable.
All costs and expenses of such registration statement incurred by the Company including, without limitation, filing fees, and all legal, accounting and printing costs and expenses, shall be paid by the Company. The holder of the Notes and/or shares issued upon exercise of the Notes shall pay all sales and brokerage commissions directly related to the sale of securities for their account.

  7.2. AMENDMENT OR SUPPLEMENT TO PROSPECTUS. If, at any time within nine (9) months after a registration statement covering the shares of Common Stock subject to or acquired upon conversion of this Note as provided in
Section 7.1 shall have become effective, to the knowledge of the Company any event occurs as a result of which a prospectus included therein relating to the shares of Common Stock subject to or acquired upon conversion of the Notes as then amended or supplemented would include any untrue statement of a material fact, or would not state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, the Company will promptly notify the holder or holders of record of this Note and/or shares of Common Stock covered by such prospectus thereof and the Company will at its own cost and expense amend or supplement such prospectus in order to correct such statement or omission in order that the prospectus as so amended or supplemented will comply with the requirements of
Section 10(a) of the Securities Act.

  7.3. UNDERTAKINGS. In connection with any registration statement or post-effective amendment pursuant to this Section 7:

        (a) The Company will comply with all applicable rules and regulations of the Securities and Exchange Commission or any similar Federal commission and will make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement or post-effective amendment, as the case may be, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

        (b) Each holder of the shares of Common Stock covered by such registration statement or post-effective amendment of a registration statement, as the case may be, will furnish in writing to the Company such information regarding such holder and its proposed plan of distribution of such shares as the Company shall reasonably request.

        (c) The Company agrees to furnish to the holders of the Notes and of the shares of Common Stock acquired upon the conversion thereof, a prospectus containing certified financial statements and other information meeting the requirements of the Securities Act and the rules and regulations thereunder and relating to shares of Common Stock issuable upon conversion of the Notes. The furnishing of such prospec-tus shall be at the expense of the Company.

        (d) The Company will use its best efforts to qualify the shares of Common Stock covered by any registration statement or post-effective amendment for public offering or sale on the effectiveness thereof in the State of New York and such other jurisdictions, if any, as the Company shall determine. The filing fees and reasonable fees and expenses of counsel in connection with such qualification in the State of New York shall be at the expense of the Company.

  8.    MISCELLANEOUS.

  8.1. Any notice or demand which by any provision of this Note is required or provided to be given or served to or upon the Company shall be deemed to have been sufficiently given or served for all purposes by being sent as registered or certified mail, postage prepaid, addressed to the Company at its principal office in the United States.

  8.2. No course of dealing between the Company and the holder of this Note or any delay on the part of the holder in exercising any rights under this Note shall operate as a waiver of any rights of any holder of this Note.

  8.3. This Note is issued upon the express condition, to which the holder of record and each successive holder expressly assents and by receiving the same agrees, that no recourse under or upon any obligation, covenant or agreement of this Note, or for the payment of the principal of or the interest on, this Note, or for any claim based on this Note, or otherwise in respect thereof, shall be had against any incorporator or any past, present or future stockholder, officer or director, as such, of any subsidiary of the Company or of the Company, whether by virtue of any constitution, statute or rule of law, or by any assessment or penalty or otherwise, all such individual liability being hereby expressly waived and released as a condition of and as part of the consideration for the execution and issue of this Note.

  8.4.  This Note shall be governed by the laws of the State of New York.





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

  IN WITNESS WHEREOF, VISTA TECHNOLOGIES INC. has caused this Note to be signed in its corporate name by an officer thereunder duly authorized, and to be dated as of the day and year first above written.

              VISTA TECHNOLOGIES INC.


              By: /s/  Jac. J. Lam
                  ------------------------------------
              Jac. J. Lam, acting President and Chief Executive Officer
ATTEST:

/s/ William M. Curtis
------------------------------
William M. Curtis, Secretary















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